UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2014

JRSIS HEALTH CARE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Florida	333-194359	46-4562047
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1 st – 7 th Floor, Industrial and Commercial Bank Building, Xingfu Street, Hulan Town, Hulan District, Harbin City, Heilongjiang Province, China 150025
(Address of Principal Executive Offices) (Zip Code)

0086-451-56888933
Registrant’s telephone number, including area code

(Former Name or Former Address
if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

1. On December 18, 2014, the Board of Directors of JRSIS Health Care Corporation (the “Company”) accepted the resignation of the Company’s independent registered public accounting firm, DeJoya Griffith, LLC, effective immediately.

a. The reports of De Joya on the Company's consolidated financial statements as of and for the years ended December 31, 2013 and 2012 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

b. During the fiscal years ended December 31, 2013 and 2012 through December 18, 2014, there were no disagreements with DeJoya Griffith on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to DeJoya Griffith’s satisfaction, would have caused De Joya Griffith to make reference to the subject matter of the disagreement in connection with its report; or reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

  c. During the fiscal years ended December 31, 2013 and 2012 through December 18, 2014, DeJoya Griffith did not advise the Company that (i) the internal controls necessary for the Company to develop reliable financial statements did not exist or (ii) advise the Company that any information had come to their attention which had led them to no longer be able to rely on management's representation, or (iii) that had made DeJoya Griffith unwilling to be associated with the financial statements prepared by management or (iv) advise the Company that the scope of any audit needed to be expanded significantly or that more investigation was necessary.

d. During the fiscal years ended December 31, 2013 and 2012 through December 18, 2014, DeJoya Griffith did not advise the Company that there was any information which the accountant concluded would materially impact the fairness and reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements.

e. The Company has provided DeJoya Griffith with a copy of the above disclosures. A copy of DeJoya Griffith’s letter to the U.S. Securities and Exchange Commission required by Item 304(a) of Regulation S-K is included as Exhibit 16.1 to this Report.

2. The Company is currently undertaking a search for a new auditing firm.

Item 9.01 Financial Statements and Exhibits

Exhibit No. Description

16.1 Letter from DeJoya Griffith to the U.S. Securities and Exchange Commission dated December 22, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 22, 2014

JRSIS HEALTH CARE CORPORATION

By:	/s/ Lihua Sun
Name: Lihua Sun
Title: Chief Executive Officer